UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 4, 2012 we issued a press release announcing first quarter 2012 results. A copy of the press release is included in this Current Report on Form 8-K as Exhibit 99.1 and is furnished herewith.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Koppers Holdings Inc. (“Koppers”) Annual Meeting of Shareholders (the “Annual Meeting”) was held on May 3, 2012. Three matters were considered and voted upon at the Annual Meeting: the election of three persons to serve on our board of directors, an advisory vote to approve executive compensation, and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2012.

Election of Directors: Nominations of Sharon Feng, Ph.D., Stephen R. Tritch and T. Michael Young to serve as directors for a three-year term expiring in 2015 were considered and all three nominees were elected. All nominees for election as director received a plurality of votes cast. The final voting results are as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Sharon Feng	18,312,551	229,351	1,392,299
Stephen R. Tritch	17,885,305	656,597	1,392,299
T. Michael Young	17,873,867	668,035	1,392,299

The terms of office of Cynthia A. Baldwin, David M. Hillenbrand, Albert J. Neupaver, James C. Stalder and Walter W. Turner continued after the Annual Meeting. They will serve as directors until their terms expire and their successors have been duly elected and qualify.

Advisory vote to approve executive compensation: The advisory (non-binding) vote approving the compensation of the named executive officers of Koppers as disclosed in the Notice of Annual Meeting and Proxy Statement for the 2012 Annual Meeting of Shareholders has been approved. The final voting results are as follows:

For: 18,083,058

Against: 310,597

Abstain: 148,247

Broker Non-Votes: 1,392,299

Ratification of Appointment of Ernst & Young LLP: The Audit Committee of the Board of Directors of Koppers appointed Ernst & Young LLP as our independent registered public accounting firm for the year 2012. The final voting results to ratify the appointment of Ernst & Young LLP are as follows:

For: 19,160,570

Against: 768,122

Abstain: 5,509

There were no broker non-votes with respect to this matter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

99.1	Press Release dated May 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2012

KOPPERS HOLDINGS INC.

By:	/s/ Leroy M. Ball
Leroy M. Ball
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated May 4, 2012